UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2023
Columbia Short Term Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Short Term Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short Term Bond Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	-0.31	1.25	0.87
	Including sales charges		-1.32	1.04	0.77
Advisor Class		11/08/12	-0.07	1.50	1.14
Class C	Excluding sales charges	10/02/92	-0.86	0.67	0.32
	Including sales charges		-1.84	0.67	0.32
Institutional Class		09/30/92	-0.07	1.52	1.14
Institutional 2 Class		11/08/12	0.01	1.60	1.22
Institutional 3 Class		07/15/09	0.06	1.63	1.27
Class R		09/27/10	-0.56	0.99	0.62
Bloomberg 1-3 Year Government/Credit Index			0.26	1.26	1.01
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (March 31, 2013 — March 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2023)
Asset-Backed Securities — Non-Agency	22.1
Commercial Mortgage-Backed Securities - Non-Agency	13.1
Corporate Bonds & Notes	33.0
Foreign Government Obligations	0.1
Money Market Funds	1.5
Residential Mortgage-Backed Securities - Agency	0.7
Residential Mortgage-Backed Securities - Non-Agency	28.5
U.S. Treasury Obligations	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2023)
AAA rating	25.7
AA rating	10.8
A rating	21.1
BBB rating	22.8
BB rating	3.6
B rating	3.4
CCC rating	0.2
CC rating	0.0(a)
Not rated	12.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended March 31, 2023, Class A shares of Columbia Short Term Bond Fund returned -0.31% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg 1-3 Year Government/Credit Index, which returned 0.26% for the same time period.
Market overview
Investor sentiment during the 12-month period ended March 31, 2023 was largely driven by the U.S. Federal Reserve (Fed) and its fight against elevated inflation, which it sought to tame by dampening economic growth and tightening the labor market. The Fed increased its policy rate from a range of 0.25%-0.50% at the start of the annual period to 4.75%-5.00% by the end of the annual period. Housing-related economic indicators and manufacturing and services business surveys have weakened significantly. The labor market remained strong, however, although momentum eased throughout the period. Inflation has retreated from the peak but is still well above the Fed’s 2% target.
March 2023 brought about the failure of three U.S. banks and the collapse of European giant Credit Suisse, raising the prospect of a financial crisis and widening credit spreads. The Fed responded by initiating the Bank Term Funding Program to support liquidity, while the market began to price in multiple Fed rate cuts before year end. The Fed’s most recent projections now indicate the central bank is likely to hike rates once more to a range of 5.00%-5.25% before pausing. In sum, relative to March 2022, interest rates increased, the yield curve flattened and credit spreads widened. Given the environment of higher yields and wider spreads over the period, performance was mixed across spread sectors with regard to both total returns and excess, relative to U.S. Treasuries. On balance, short-term U.S. Treasury yields moved sharply higher over the 12 months, while longer term yields also rose, albeit to a lesser degree. BBB rated corporate securities outperformed higher quality corporate securities on an excess return basis. Shorter duration bonds outperformed longer duration bonds.
The Fund’s notable detractors during the period
•	The Fund’s positioning in non-agency collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS) detracted from performance. The Fund was overweight to non-agency mortgage CMOs and CMBS, both of which were out-of-benchmark sectors, and both contributed negatively to performance during the reporting period.
○	While CMO performance remains very strong, the non-agency mortgages were negatively impacted by the large extent of rate hikes during the year and the direct impact that had on their average lives extending.
○	The Fund’s CMBS exposure, meanwhile, was hurt by broader economic concerns within the commercial real estate space, and to office properties more specifically.
•	The Fund was underweight in the investment-grade corporate sector, which marginally detracted from relative performance as the sector modestly outperformed the benchmark. Investment-grade corporates represented the Fund’s largest sector underweight, excluding Treasuries.
•	The Fund was underweight in U.S. Treasury and agency securities in lieu of higher yielding spread sectors. While performance was mixed for non-government sectors, the net impact was slightly negative as spreads in general were wider over the course of the reporting period.
•	The Fund was long duration, relative to the benchmark, as we believed that the Fed’s rapid pace of interest rate hikes increased the probability of recession. The level of interest rates moved up significantly during the year, leading to negative contribution to relative performance from duration and yield curve positioning.
The Fund’s notable contributors during the period
•	Within the Fund, investment-grade corporates performed best, followed by asset-backed securities (ABS) and high-yield corporates.
•	The Fund was overweight to ABS and high-yield corporates, which were both out-of-benchmark sectors, and both contributed positively to performance during the reporting period.
○	The floating rate notes within ABS particularly benefited, as their coupons reset higher as short-term rates rose.
Columbia Short Term Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	While spreads in the high-yield corporate sector did widen, their absolute level of yields was high enough to more than offset the negative impact on their prices.
•	Security selection within the investment-grade corporate sector was particularly additive to performance, as the Fund avoided the names most negatively impacted by the regional banking crisis.
Derivatives usage
The Fund employed Treasury futures during the period in an effort to help maintain its targeted duration and yield curve exposures. On a stand-alone basis, the net impact of these derivatives on Fund performance was negative.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2022 — March 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.40	1,021.39	3.59	3.58	0.71
Advisor Class	1,000.00	1,000.00	1,031.80	1,022.64	2.33	2.32	0.46
Class C	1,000.00	1,000.00	1,027.70	1,018.65	6.37	6.34	1.26
Institutional Class	1,000.00	1,000.00	1,031.80	1,022.64	2.33	2.32	0.46
Institutional 2 Class	1,000.00	1,000.00	1,032.20	1,023.09	1.87	1.87	0.37
Institutional 3 Class	1,000.00	1,000.00	1,031.40	1,023.34	1.62	1.61	0.32
Class R	1,000.00	1,000.00	1,029.20	1,020.14	4.86	4.84	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Bond Fund | Annual Report 2023	7

Portfolio of Investments
March 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 22.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class B
04/20/2029	4.470%	7,233,029	7,215,774
Affirm Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
05/17/2027	4.890%	7,780,000	7,348,696
American Credit Acceptance Receivables Trust(a)
Series 2020-2 Class D
05/13/2026	5.650%	2,800,000	2,783,118
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	1,550,000	1,441,757
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	6.242%	4,000,000	3,873,200
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	950,000	877,352
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	6.492%	10,800,000	10,551,578
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	6.212%	5,000,000	4,759,655
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	6.258%	3,000,000	2,944,224
Series 2017-5A Class A1B
3-month USD LIBOR + 1.250% 01/20/2030	6.058%	8,000,000	7,701,608
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	1,292,774	1,192,773
Credito Real USA Auto Receivables Trust(a)
Series 2021-1A Class A
02/16/2027	1.350%	479,433	470,388
Dext ABS LLC(a)
Subordinated Series 2020-1 Class B
11/15/2027	1.920%	3,500,000	3,384,643
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	650,000	635,563
Dryden Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	6.342%	3,025,000	2,927,305
First Investors Auto Owner Trust(a)
Series 2021-1A Class A
03/16/2026	0.450%	53,683	53,300
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	542,460	532,657
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	93,941	93,709
Subordinated Series 2021-2 Class C
06/19/2028	1.940%	10,756,582	10,515,930
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	1,600,000	1,532,187
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	5.908%	4,150,000	4,047,566
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class C
12/26/2025	2.050%	3,000,000	2,797,971
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	6.258%	5,500,000	5,408,392
Lendbuzz Securitization Trust(a)
Series 2022-1A Class A
05/17/2027	4.220%	3,979,433	3,836,485
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	717,196	695,070
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	5.948%	1,250,000	1,235,221
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	6.458%	5,550,000	5,355,356
MMAF Equipment Finance LLC(a)
Series 2020-A Class A3
04/09/2027	0.970%	2,010,000	1,882,305
MVW LLC(a)
Series 2019-2A Class A
10/20/2038	2.220%	1,483,803	1,389,947
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	969,191	954,619
NMEF Funding LLC(a)
Series 2021-A Class A2
12/15/2027	0.810%	328,338	325,612
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.850% Floor 1.650% 10/20/2030	6.658%	11,200,000	10,879,635
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class AR3
3-month USD LIBOR + 1.070% Floor 1.070% 02/20/2034	5.985%	5,000,000	4,881,700
OneMain Financial Issuance Trust(a)
Series 2022-2A Class A
10/14/2034	4.890%	11,000,000	10,837,058
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	4,062,793	4,072,471
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	511,059	506,475
Series 2021-2 Class NOTE
01/25/2029	3.000%	3,139,780	2,971,635
Series 2021-3 Class A
05/15/2029	1.150%	2,257,757	2,219,619
Series 2021-5 Class A
08/15/2029	1.530%	1,871,963	1,825,200
Series 2021-HG1 Class A
01/16/2029	1.220%	4,531,261	4,298,092
Subordinated Series 2021-HG1 Class B
01/16/2029	1.820%	716,783	686,955
Pagaya AI Debt Trust(a)
Series 2022-5 Class A
06/17/2030	8.096%	10,385,480	10,451,006
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-1A Class A1
3-month USD LIBOR + 0.800% Floor 0.800% 02/20/2028	5.715%	2,610,979	2,599,031
Race Point CLO Ltd.(a),(b)
Series 2013-8A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 02/20/2030	5.955%	2,683,194	2,647,978
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 0.450% Floor 1.450% 10/15/2030	6.242%	4,975,000	4,732,449
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	2,132,303	1,895,000
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	6.192%	10,000,000	9,729,730
Santander Drive Auto Receivables Trust
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	361,181	358,593
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	4,000,000	3,878,158
Subordinated Series 2020-1A Class B
03/20/2028	2.020%	4,900,000	4,700,739
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	608,024	603,906
Series 2018-3A Class A
09/20/2035	3.690%	234,340	232,903
Series 2021-1A Class A
11/20/2037	0.990%	840,369	783,338
Upstart Pass-Through Trust(a)
Series 2020-ST4 Class A
11/20/2026	3.250%	1,516,552	1,460,268
Series 2020-ST6 Class A
01/20/2027	3.000%	1,384,946	1,322,751
Series 2021-ST10 Class A
01/20/2030	2.250%	4,765,180	4,569,567
Series 2021-ST3 Class A
05/20/2027	2.000%	1,309,365	1,232,782
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	658,809	645,446

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
March 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-2 Class A
06/20/2031	0.910%	785,852	779,477
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	1,150,000	1,095,072
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	1,250,000	1,179,026
Volkswagen Auto Loan Enhanced Trust
Series 2020-1 Class A4
08/20/2026	1.260%	700,000	681,054
Westlake Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class D
12/15/2026	1.230%	9,625,000	8,912,428
Total Asset-Backed Securities — Non-Agency (Cost $213,036,611)			206,433,503

Commercial Mortgage-Backed Securities - Non-Agency 13.1%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.450% Floor 1.450% 05/15/2035	6.134%	9,100,000	8,882,918
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class C
1-month USD LIBOR + 1.350% Floor 1.350% 09/15/2034	6.035%	11,500,000	11,040,446
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	5.934%	3,650,000	3,497,157
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	6.184%	1,975,000	1,870,696
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.935%	13,500,000	13,057,285
BX Commercial Mortgage Trust(a),(c)
Series 2019-XL Class C
10/15/2036	6.192%	6,188,000	6,050,894
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	5.983%	6,350,000	5,846,255
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	6.271%	2,180,000	2,087,443
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	6.571%	1,931,000	1,810,432
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	7.734%	3,263,231	3,196,616
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	6.967%	5,900,000	5,412,993
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	7.534%	854,168	807,166
GS Mortgage Securities Corp. Trust(a),(b)
Series 2022-SHIP Class A
1-month Term SOFR + 0.731% Floor 0.731% 08/15/2036	4.525%	5,150,000	5,087,271
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month Term SOFR + 1.364% Floor 1.250% 12/15/2037	6.192%	975,000	921,182
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	3,675,000	3,220,359
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	6.884%	3,000,000	2,645,211
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2036	7.434%	1,125,000	958,635
Progress Residential Trust(a)
Series 2020-SFR1 Class C
04/17/2037	2.183%	1,000,000	932,461
Series 2020-SFR1 Class D
04/17/2037	2.383%	2,025,000	1,879,414

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-SFR2 Class A
06/17/2037	2.078%	1,198,520	1,115,661
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	300,000	282,396
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	350,000	333,374
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	8,200,000	7,937,634
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.377%	14,125,000	13,489,807
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	5.559%	16,055,000	15,112,626
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	6.774%	1,600,000	1,523,630
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	5.884%	1,900,000	1,790,477
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	8.184%	1,575,000	1,434,965
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $128,632,278)			122,225,404

Corporate Bonds & Notes 33.0%

Aerospace & Defense 1.5%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	3,500,000	3,422,612
Boeing Co. (The)
02/01/2027	2.700%	4,000,000	3,689,529
General Dynamics Corp.
05/15/2028	3.750%	2,000,000	1,954,750
L3Harris Technologies, Inc.
12/15/2026	3.850%	1,075,000	1,049,190
Northrop Grumman Corp.
02/01/2027	3.200%	2,000,000	1,914,190
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(a)
12/15/2025	8.000%	816,000	832,114
03/15/2026	6.250%	883,000	883,693
08/15/2028	6.750%	112,000	113,120
TransDigm, Inc.
06/15/2026	6.375%	216,000	212,317
Total			14,071,515
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	313,000	284,331
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	770,000	758,749
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	444,673	422,411
United Airlines, Inc.(a)
04/15/2026	4.375%	618,000	592,601
Total			2,058,092
Automotive 0.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	95,000	91,603
Clarios Global LP(a)
05/15/2025	6.750%	741,000	748,072
Ford Motor Credit Co. LLC
11/17/2023	3.370%	200,000	196,260
03/18/2024	5.584%	978,000	968,496
11/13/2025	3.375%	309,000	286,651
05/28/2027	4.950%	140,000	133,528
IHO Verwaltungs GmbH(a),(d)
09/15/2026	4.750%	522,603	466,395
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,303,000	1,286,932
ZF North America Capital, Inc.(a)
04/29/2025	4.750%	191,000	187,748
Total			4,365,685
Banking 8.9%
American Express Co.
11/05/2027	5.850%	3,000,000	3,150,523
Bank of America Corp.(e)
03/11/2027	1.658%	11,000,000	9,951,363
Bank of Montreal
06/07/2025	3.700%	2,500,000	2,430,307
Bank of New York Mellon Corp. (The)(e)
06/13/2028	3.992%	2,500,000	2,431,031
Bank of Nova Scotia (The)
02/02/2026	4.750%	3,000,000	2,982,626

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	5.814%	2,500,000	2,499,161
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	7,000,000	6,868,119
Discover Bank
09/12/2024	2.450%	2,000,000	1,895,264
Goldman Sachs Group, Inc. (The)(e)
08/23/2028	4.482%	7,000,000	6,848,263
HSBC Holdings PLC(e)
03/09/2029	6.161%	4,840,000	4,975,373
JPMorgan Chase & Co.(e)
07/25/2028	4.851%	10,000,000	9,983,914
Morgan Stanley(e)
10/16/2026	6.138%	7,250,000	7,417,074
PNC Financial Services Group, Inc. (The)(e)
12/02/2028	5.354%	2,000,000	2,012,003
Royal Bank of Canada
04/27/2026	1.200%	3,000,000	2,692,425
Toronto-Dominion Bank (The)
06/03/2026	1.200%	3,500,000	3,117,654
Truist Financial Corp.(e)
06/06/2028	4.123%	3,000,000	2,852,734
US Bancorp(e)
07/22/2028	4.548%	2,000,000	1,946,837
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	7,000,000	6,778,811
Westpac Banking Corp.
11/18/2027	5.457%	2,460,000	2,557,157
Total			83,390,639
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	190,000	191,186
Building Materials 0.1%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	842,000	797,450
Standard Industries, Inc.(a)
02/15/2027	5.000%	470,000	447,733
Total			1,245,183
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	77,000	74,969
05/01/2027	5.125%	794,000	749,971
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	3,500,000	2,918,738
CSC Holdings LLC
06/01/2024	5.250%	496,000	478,684
CSC Holdings LLC(a)
04/15/2027	5.500%	653,000	549,836
DISH DBS Corp.(a)
12/01/2026	5.250%	566,000	452,197
DISH Network Corp.(a)
11/15/2027	11.750%	346,000	332,697
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	755,000	590,329
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	436,000	393,245
Videotron Ltd.(a)
04/15/2027	5.125%	512,000	494,136
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	655,000	603,238
Total			7,638,040
Chemicals 0.2%
Avient Corp.(a)
05/15/2025	5.750%	95,000	94,398
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	255,000	242,489
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	633,000	581,754
LYB International Finance III LLC
10/01/2025	1.250%	1,000,000	906,645
WR Grace Holdings LLC(a)
06/15/2027	4.875%	195,000	187,897
Total			2,013,183
Construction Machinery 0.3%
Caterpillar Financial Services Corp.
01/06/2026	4.800%	1,000,000	1,016,235
Herc Holdings, Inc.(a)
07/15/2027	5.500%	490,000	472,790
John Deere Capital Corp.
01/09/2026	4.800%	1,000,000	1,015,207
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	88,000	90,615
Total			2,594,847
Consumer Cyclical Services 0.2%
Match Group, Inc.(a)
12/15/2027	5.000%	104,000	98,418

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2024	5.250%	377,000	373,952
Uber Technologies, Inc.(a)
05/15/2025	7.500%	1,033,000	1,045,719
Total			1,518,089
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	991,000	850,129
Newell Brands, Inc.
06/01/2025	4.875%	145,000	141,989
09/15/2027	6.375%	78,000	78,711
Newell, Inc.
04/01/2026	4.450%	195,000	187,736
Spectrum Brands, Inc.
07/15/2025	5.750%	222,000	220,286
Total			1,478,851
Diversified Manufacturing 0.6%
Carrier Global Corp.
02/15/2027	2.493%	2,000,000	1,854,866
Gates Global LLC/Co.(a)
01/15/2026	6.250%	962,000	949,499
Siemens Financieringsmaatschappij NV(a)
03/11/2026	1.200%	1,500,000	1,366,232
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	250,000	235,897
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	996,000	1,012,749
Total			5,419,243
Electric 3.0%
American Electric Power Co., Inc.
11/01/2027	5.750%	2,000,000	2,078,730
Calpine Corp.(a)
06/01/2026	5.250%	144,000	140,276
CenterPoint Energy, Inc.
06/01/2026	1.450%	2,250,000	2,037,216
Dominion Energy, Inc.
10/01/2025	3.900%	2,000,000	1,954,192
DTE Energy Co.
06/01/2025	1.050%	1,750,000	1,607,403
Duke Energy Corp.
03/15/2028	4.300%	2,110,000	2,068,677
Emera US Finance LP
06/15/2026	3.550%	2,000,000	1,907,469
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
03/01/2028	5.450%	2,600,000	2,694,212
FirstEnergy Corp.
01/15/2026	1.600%	2,750,000	2,513,835
NextEra Energy Capital Holdings, Inc.
07/15/2027	4.625%	2,500,000	2,493,959
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	618,000	609,838
10/15/2026	3.875%	166,000	155,104
PPL Capital Funding, Inc.
05/15/2026	3.100%	2,500,000	2,370,922
Southern Co. (The)
03/15/2028	1.750%	3,500,000	3,025,645
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	274,000	266,281
02/15/2027	5.625%	511,000	497,833
WEC Energy Group, Inc.
01/15/2028	4.750%	2,000,000	2,000,352
Total			28,421,944
Environmental 0.1%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	417,000	406,775
12/15/2026	5.125%	166,000	162,412
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	583,000	536,374
Total			1,105,561
Finance Companies 0.2%
Navient Corp.
10/25/2024	5.875%	149,000	145,068
06/25/2025	6.750%	159,000	155,815
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	215,000	190,013
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2026	2.875%	1,077,000	960,066
Springleaf Finance Corp.
03/15/2024	6.125%	522,000	508,581
Total			1,959,543
Food and Beverage 1.3%
Bacardi Ltd.(a)
05/15/2025	4.450%	4,100,000	4,036,593
Diageo Capital PLC
10/24/2027	5.300%	2,275,000	2,365,610
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	264,000	247,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co.
05/15/2027	3.875%	2,000,000	1,952,214
Mondelez International, Inc.
03/17/2027	2.625%	1,500,000	1,401,133
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	325,000	322,963
Post Holdings, Inc.(a)
03/01/2027	5.750%	357,000	350,454
Tyson Foods, Inc.
03/01/2026	4.000%	1,000,000	982,304
US Foods, Inc.(a)
04/15/2025	6.250%	882,000	890,350
Total			12,548,646
Gaming 0.5%
Churchill Downs, Inc.(a)
04/01/2027	5.500%	128,000	125,301
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,120,000	1,124,868
07/01/2025	6.250%	1,227,000	1,227,384
International Game Technology PLC(a)
02/15/2025	6.500%	468,000	472,589
04/15/2026	4.125%	257,000	248,822
VICI Properties LP/Note Co., Inc.(a)
05/01/2024	5.625%	511,000	506,994
02/15/2025	3.500%	377,000	357,180
06/15/2025	4.625%	121,000	116,969
12/01/2026	4.250%	273,000	255,764
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	219,000	214,522
Total			4,650,393
Health Care 1.8%
Becton Dickinson and Co.
02/13/2028	4.693%	2,000,000	2,008,878
CHS/Community Health Systems, Inc.(a)
03/15/2026	8.000%	235,000	227,219
Cigna Corp.
03/01/2027	3.400%	2,085,000	1,995,114
CVS Health Corp.
06/01/2026	2.875%	2,000,000	1,900,461
GE Healthcare Holding LLC(a)
11/15/2027	5.650%	3,400,000	3,515,437
HCA, Inc.
02/15/2026	5.875%	3,000,000	3,043,772
HealthSouth Corp.
09/15/2025	5.750%	145,000	144,220
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc.(a)
10/15/2026	5.000%	435,000	425,910
05/15/2027	5.000%	180,000	176,322
Select Medical Corp.(a)
08/15/2026	6.250%	1,323,000	1,283,399
Tenet Healthcare Corp.
07/15/2024	4.625%	382,000	376,835
09/01/2024	4.625%	767,000	756,227
01/01/2026	4.875%	417,000	408,803
02/01/2027	6.250%	589,000	579,375
Total			16,841,972
Healthcare Insurance 0.5%
Anthem, Inc.
03/15/2026	1.500%	2,175,000	1,983,013
UnitedHealth Group, Inc.
10/15/2027	2.950%	3,000,000	2,836,022
Total			4,819,035
Home Construction 0.0%
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	183,000	183,090
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	154,000	153,483
Total			336,573
Independent Energy 0.5%
Canadian Natural Resources Ltd.
02/01/2025	3.900%	2,000,000	1,957,928
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	568,000	557,382
Woodside Finance Ltd.(a)
03/05/2025	3.650%	2,200,000	2,141,465
Total			4,656,775
Leisure 0.6%
Carnival Corp.(a)
03/01/2026	7.625%	224,000	204,370
03/01/2027	5.750%	462,000	379,376
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	428,000	427,655
Cinemark USA, Inc.(a)
05/01/2025	8.750%	367,000	374,483
03/15/2026	5.875%	312,000	293,828
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	855,000	838,140
03/15/2026	5.625%	335,000	325,252
05/15/2027	6.500%	265,000	267,570

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(a)
06/01/2025	11.500%	233,000	248,475
07/01/2026	4.250%	400,000	358,978
08/31/2026	5.500%	275,000	255,609
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	400,000	396,680
04/15/2027	5.500%	368,000	355,606
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	69,000	69,753
Vail Resorts, Inc.(a)
05/15/2025	6.250%	436,000	438,080
Total			5,233,855
Life Insurance 1.5%
CoreBridge Financial, Inc.(a)
04/05/2027	3.650%	3,200,000	3,000,235
Five Corners Funding Trust(a)
11/15/2023	4.419%	2,000,000	1,983,355
Metropolitan Life Global Funding I(a)
06/30/2027	4.400%	3,500,000	3,433,375
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	3,547,000	3,445,340
Principal Life Global Funding II(a)
11/17/2026	1.500%	2,500,000	2,196,486
Total			14,058,791
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	380,000	379,166
Media and Entertainment 0.7%
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	380,000	340,939
iHeartCommunications, Inc.
05/01/2026	6.375%	1,203,000	1,061,647
Magallanes, Inc.(a)
03/15/2027	3.755%	3,900,000	3,674,110
Netflix, Inc.
03/01/2024	5.750%	272,000	274,120
Netflix, Inc.(a)
06/15/2025	3.625%	124,000	120,551
Outfront Media Capital LLC/Corp.(a)
06/15/2025	6.250%	858,000	856,044
Univision Communications, Inc.(a)
02/15/2025	5.125%	290,000	284,767
Total			6,612,178
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.2%
Constellium NV(a)
02/15/2026	5.875%	783,000	783,427
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	905,000	841,839
Novelis Corp.(a)
11/15/2026	3.250%	432,000	394,534
Total			2,019,800
Midstream 2.1%
Enbridge, Inc.
12/01/2026	4.250%	2,152,000	2,113,831
Enterprise Products Operating LLC
02/15/2025	3.750%	2,000,000	1,967,930
EQM Midstream Partners LP
08/01/2024	4.000%	70,000	67,521
12/01/2026	4.125%	327,000	296,446
EQM Midstream Partners LP(a)
07/01/2025	6.000%	332,000	328,408
06/01/2027	7.500%	140,000	140,512
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	241,000	239,057
Kinder Morgan, Inc.
11/15/2026	1.750%	2,250,000	2,027,203
MPLX LP
03/15/2028	4.000%	3,000,000	2,871,307
NuStar Logistics LP
10/01/2025	5.750%	680,000	663,574
06/01/2026	6.000%	497,000	485,533
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	3,500,000	3,421,939
Western Midstream Operating LP
02/01/2025	3.350%	1,649,000	1,576,592
Williams Companies, Inc. (The)
06/15/2027	3.750%	3,500,000	3,360,382
Total			19,560,235
Natural Gas 0.3%
NiSource, Inc.
03/30/2028	5.250%	3,175,000	3,230,975
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	438,000	435,329
Other REIT 0.2%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	281,000	221,578

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	75,000	66,263
02/01/2027	4.250%	769,000	607,299
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	599,000	602,595
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	618,000	569,479
Total			2,067,214
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	335,000	331,976
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	341,000	337,213
Berry Global, Inc.(a)
02/15/2026	4.500%	448,000	436,173
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	380,000	345,483
Sealed Air Corp.(a)
02/01/2028	6.125%	25,000	25,297
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	921,000	882,099
Total			2,358,241
Pharmaceuticals 1.0%
AbbVie, Inc.
05/14/2026	3.200%	3,000,000	2,896,219
Amgen, Inc.
08/15/2028	1.650%	3,400,000	2,952,556
Astrazeneca Finance LLC
03/03/2028	4.875%	2,075,000	2,135,048
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%	186,000	155,132
Bristol Myers Squibb Co.
06/15/2026	3.200%	1,000,000	967,035
Total			9,105,990
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
04/15/2028	6.750%	304,000	303,478
American International Group, Inc.
04/01/2026	3.900%	1,221,000	1,188,482
Radian Group, Inc.
10/01/2024	4.500%	285,000	276,591
03/15/2025	6.625%	423,000	420,649
03/15/2027	4.875%	107,000	101,190
Total			2,290,390
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.2%
CSX Corp.
11/01/2025	3.350%	1,628,000	1,579,132
Refining 0.2%
Phillips 66
12/01/2027	4.950%	2,000,000	2,008,992
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	526,000	528,117
IRB Holding Corp.(a)
06/15/2025	7.000%	1,300,000	1,303,694
Total			1,831,811
Retailers 0.4%
Lowe’s Companies, Inc.
05/03/2027	3.100%	3,500,000	3,324,032
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	307,000	317,484
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	305,000	287,052
Total			604,536
Technology 1.8%
Block, Inc.
06/01/2026	2.750%	577,000	526,210
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	353,000	355,130
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	3,750,000	3,625,916
Camelot Finance SA(a)
11/01/2026	4.500%	586,000	553,487
CommScope Finance LLC(a)
03/01/2026	6.000%	274,000	264,148
Entegris, Inc.(a)
04/15/2028	4.375%	105,000	95,251
Iron Mountain, Inc.(a)
09/15/2027	4.875%	255,000	240,858
Microchip Technology, Inc.
02/15/2024	0.972%	2,500,000	2,399,964
NCR Corp.(a)
09/01/2027	5.750%	250,000	245,434
NXP BV/Funding LLC/USA, Inc.
05/01/2027	3.150%	3,800,000	3,523,332

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
05/06/2028	4.500%	2,500,000	2,470,574
PTC, Inc.(a)
02/15/2025	3.625%	237,000	228,519
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	870,000	817,312
Symantec Corp.(a)
04/15/2025	5.000%	402,000	395,042
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	755,000	756,560
Total			16,497,737
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,417,306
Wireless 0.7%
Altice France SA(a)
02/01/2027	8.125%	734,000	677,423
American Tower Corp.
01/31/2028	1.500%	2,500,000	2,128,078
SBA Communications Corp.
02/15/2027	3.875%	230,000	217,128
Sprint Corp.
09/15/2023	7.875%	548,000	552,459
06/15/2024	7.125%	207,000	210,647
T-Mobile US, Inc.
04/15/2029	3.375%	3,000,000	2,734,907
Total			6,520,642
Wirelines 0.6%
AT&T, Inc.
02/01/2028	1.650%	2,250,000	1,975,783
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	113,000	85,709
Iliad Holding SAS(a)
10/15/2026	6.500%	1,127,000	1,077,023
Verizon Communications, Inc.
03/16/2027	4.125%	2,000,000	1,983,735
Total			5,122,250
Total Corporate Bonds & Notes (Cost $320,399,460)			308,583,597

Foreign Government Obligations(f) 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.1%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	240,000	236,248
05/01/2025	5.000%	105,000	100,217
06/01/2027	5.250%	504,000	459,433
Total			795,898
Morocco 0.0%
Morocco Government AID Bond(b),(g),(h)
6-month USD LIBOR + 0.000% 05/01/2023	5.250%	42,500	42,446
Total Foreign Government Obligations (Cost $913,447)			838,344

Residential Mortgage-Backed Securities - Agency 0.7%

Federal Home Loan Mortgage Corp.
04/01/2023- 10/01/2024	4.500%	2,966	2,973
01/01/2024	5.000%	1,637	1,650
03/01/2025- 04/01/2026	4.000%	5,378	5,353
11/01/2025	3.500%	1,034	1,017
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.219% Cap 9.386% 03/01/2034	4.344%	94,919	92,877
12-month USD LIBOR + 1.735% Cap 10.860% 07/01/2036	3.985%	1,552	1,522
12-month USD LIBOR + 1.708% Cap 11.198% 08/01/2036	3.825%	21,504	21,701
Federal National Mortgage Association
03/01/2024- 06/01/2026	4.000%	6,031	6,010
12/01/2025- 09/01/2026	3.500%	19,478	19,119
Federal National Mortgage Association(c)
CMO Series 2003-W11 Class A1
06/25/2033	4.720%	5,317	5,368
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.000%, Cap 11.000% 03/20/2030	2.625%	5,595	5,475
Government National Mortgage Association
08/15/2037	7.500%	11,113	11,143
Uniform Mortgage-Backed Security TBA(i)
04/17/2038	4.000%	7,000,000	6,888,985
Total Residential Mortgage-Backed Securities - Agency (Cost $7,114,168)			7,063,193

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
March 31, 2023
Residential Mortgage-Backed Securities - Non-Agency 28.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	3,696,764	3,332,188
AMRESCO Residential Securities Corp. Mortgage Loan Trust(b)
CMO Series 1998-3 Class A7
1-month USD LIBOR + 0.480% Floor 0.480% 07/25/2028	5.325%	1,269	1,274
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	380,673	335,309
CMO Series 2020-6 Class M1
05/25/2065	2.805%	1,225,000	945,510
CMO Series 2021-8 Class A1
11/25/2066	1.820%	7,709,864	6,549,673
Banc of America Funding Trust
CMO Series 2005-5 Class 2A1
09/25/2035	5.500%	79,778	77,673
Banc of America Funding Trust(c)
CMO Series 2007-C Class 1A3
05/20/2036	3.945%	48,059	41,281
Bellemeade Re Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	6.760%	3,000,000	2,969,753
CMO Series 2022-1 Class M1B
30-day Average SOFR + 2.150% Floor 2.150% 01/26/2032	6.718%	5,284,000	5,164,744
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	552,366	516,495
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	3,421,024	3,020,912
CFMT LLC(a),(c)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	2,341,239	2,205,985
Chase Mortgage Finance Trust
CMO Series 2005-S2 Class A1
10/25/2035	5.500%	62,712	59,862
CMO Series 2006-S4 Class A3
12/25/2036	6.000%	147,412	71,633
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	6,713,705	6,235,767
CMO Series 2022-NQM1 Class A1
06/25/2067	5.528%	2,267,684	2,222,534
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	2,060,070	1,960,361
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	1,746,977	1,346,532
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	4,258,225	4,060,172
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	13,775,820	13,148,265
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	1,271,754	1,167,778
CSMC Trust(a),(c)
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	3,167,466	2,901,638
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	3,921,782	3,937,194
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	2,384,250	2,351,246
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	5,856,989	5,099,376
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	2.205%	15,823,924	13,865,829
Eagle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	6.610%	5,100,000	5,054,395
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	6.545%	541,252	538,503
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.210%	1,292,083	1,264,626
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	5.260%	15,614	15,608
CMO Series 2021-HQA4 Class M1
30-day Average SOFR + 0.950% 12/25/2041	5.510%	3,231,410	3,112,679
CMO Series 2022-DNA3 Class M1A
30-day Average SOFR + 2.000% 04/25/2042	6.560%	7,652,018	7,651,975
GCAT LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	2,902,693	2,821,432

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT Trust(a),(c)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	3,592,418	3,251,637
CMO Series 2022-NQM4 Class A1
08/25/2067	5.269%	3,813,064	3,807,993
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	6.384%	6,826,590	6,787,202
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	1,090,206	987,162
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	6.395%	1,715,115	1,712,131
Homeward Opportunities Fund Trust(a),(e)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	656,433	645,615
CMO Series 2022-1 Class A1
07/25/2067	5.055%	6,654,723	6,590,846
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	2,596,922	2,052,276
JPMorgan Mortgage Trust
CMO Series 2005-S3 Class 2A2
07/25/2023	5.500%	7,196	5,280
JPMorgan Mortgage Trust(c)
CMO Series 2007-A2 Class 3A1
04/25/2037	3.722%	4,640	3,683
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	3,043,988	2,807,344
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	5,780,698	5,394,997
MFA Trust(a),(c)
CMO Series 2020-NQM1 Class A1
03/25/2065	1.479%	1,028,449	936,537
CMO Series 2023-INV1 Class A1
02/25/2058	5.920%	5,831,385	5,847,189
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-10AR Class 2A2
11/25/2034	4.830%	37,213	34,392
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM4 Class A2
09/25/2059	2.644%	1,370,502	1,253,162
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	1,120,720	1,046,081
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	6.210%	352,719	352,212
OBX Trust(a),(c)
CMO Series 2019-EXP2 Class 1A3
06/25/2059	4.000%	468,426	435,855
OBX Trust(a),(e)
CMO Series 2022-NQM7 Class A1
08/25/2062	5.110%	4,654,738	4,612,081
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	884,232	791,948
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	6,548,432	6,232,839
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-10 Class A1
10/25/2026	2.487%	3,600,669	3,319,338
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,030,397	1,925,572
CMO Series 2021-3 Class A1
04/25/2026	1.867%	3,384,931	3,145,167
CMO Series 2021-9 Class A1
10/25/2026	2.363%	5,944,080	5,612,220
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	1,719,889	1,632,020
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	1,731,057	1,613,939
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL3 Class A1
07/25/2051	1.868%	8,498,280	7,909,586
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	8,758,723	8,244,823
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A1
11/25/2056	2.071%	13,050,387	11,040,436
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	1,700,129	1,493,377
PRPM Trust(a),(c)
CMO Series 2023-NQM1 Class A1
01/25/2068	6.234%	2,560,871	2,571,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
March 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sequoia Mortgage Trust(a),(c)
CMO Series 2016-3 Class A1
11/25/2046	3.500%	645,865	578,043
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	1,735,297	1,648,469
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	417,617	377,159
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	1,150,000	1,008,748
Towd Point Mortgage Trust(a),(c)
CMO Series 2021-SJ2 Class A1A
12/25/2061	2.250%	4,850,282	4,436,985
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	2,254,413	2,085,615
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	376,174	357,819
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	3,721,790	3,500,616
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	2,292,461	2,153,051
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	9,344,117	8,585,381
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	7,434,490	6,771,100
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,719,247	1,632,956
CMO Series 2020-2 Class A1
05/25/2060	2.226%	323,280	311,479
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-8 Class A3
11/25/2066	2.491%	8,720,560	7,347,573
CMO Series 2022-INV1 Class A1
08/25/2067	5.041%	3,347,313	3,296,239
CMO Series 2023-INV1 Class A1
02/25/2068	5.999%	9,939,072	9,984,274
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	977,949	914,931
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	4,078,769	3,730,020
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2006-AR19 Class A1
12/25/2036	4.564%	62,814	58,853
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $286,505,909)			266,924,286

U.S. Treasury Obligations 1.0%

U.S. Treasury
01/15/2024	0.125%	9,775,000	9,429,057
Total U.S. Treasury Obligations (Cost $9,427,470)			9,429,057

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.983%(j),(k)	14,433,178	14,430,292
Total Money Market Funds (Cost $14,429,704)		14,430,292
Total Investments in Securities (Cost: $980,459,047)		935,927,676
Other Assets & Liabilities, Net		(380,163)
Net Assets		935,547,513

At March 31, 2023, securities and/or cash totaling $1,863,917 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,275	06/2023	USD	263,227,736	2,543,883	—

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(80)	06/2023	USD	(8,760,625)	15,040	—
U.S. Treasury 5-Year Note	(830)	06/2023	USD	(90,891,485)	—	(1,919,150)
Total					15,040	(1,919,150)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2023, the total value of these securities amounted to $684,202,170, which represents 73.13% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of March 31, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of March 31, 2023.
(d)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of March 31, 2023.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2023, the total value of these securities amounted to $42,446, which represents less than 0.01% of total net assets.
(h)	Valuation based on significant unobservable inputs.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at March 31, 2023.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.983%
	39,477,150	378,212,381	(403,259,811)	572	14,430,292	2,679	421,695	14,433,178
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
March 31, 2023
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	206,433,503	—	206,433,503
Commercial Mortgage-Backed Securities - Non-Agency	—	122,225,404	—	122,225,404
Corporate Bonds & Notes	—	308,583,597	—	308,583,597
Foreign Government Obligations	—	795,898	42,446	838,344
Residential Mortgage-Backed Securities - Agency	—	7,063,193	—	7,063,193
Residential Mortgage-Backed Securities - Non-Agency	—	266,924,286	—	266,924,286
U.S. Treasury Obligations	—	9,429,057	—	9,429,057
Money Market Funds	14,430,292	—	—	14,430,292
Total Investments in Securities	14,430,292	921,454,938	42,446	935,927,676
Investments in Derivatives
Asset
Futures Contracts	2,558,923	—	—	2,558,923
Liability
Futures Contracts	(1,919,150)	—	—	(1,919,150)
Total	15,070,065	921,454,938	42,446	936,567,449
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
March 31, 2023
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 03/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 03/31/2023 ($)
Asset-Backed Securities — Non-Agency	11,798,369	—	—	—	—	—	—	(11,798,369)	—
Foreign Government Obligations	126,225	—	1,475	(254)	—	(85,000)	—	—	42,446
Residential Mortgage-Backed Securities — Non-Agency	19,365,517	—	—	—	—	—	—	(19,365,517)	—
Total	31,290,111	—	1,475	(254)	—	(85,000)	—	(31,163,886)	42,446
(a) Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2023 was $(254), which is comprised of Foreign Government Obligations.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	23

Statement of Assets and Liabilities
March 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $966,029,343)	$921,497,384
Affiliated issuers (cost $14,429,704)	14,430,292
Cash	5
Margin deposits on:
Futures contracts	1,863,917
Receivable for:
Investments sold	2,579,830
Capital shares sold	2,893,224
Dividends	51,259
Interest	5,370,573
Foreign tax reclaims	991
Variation margin for futures contracts	179,298
Expense reimbursement due from Investment Manager	3,175
Prepaid expenses	9,363
Total assets	948,879,311
Liabilities
Payable for:
Investments purchased	190,611
Investments purchased on a delayed delivery basis	6,949,554
Capital shares purchased	2,398,950
Distributions to shareholders	3,212,354
Variation margin for futures contracts	206,172
Management services fees	10,969
Distribution and/or service fees	1,691
Transfer agent fees	58,904
Compensation of board members	253,439
Other expenses	49,154
Total liabilities	13,331,798
Net assets applicable to outstanding capital stock	$935,547,513
Represented by
Paid in capital	1,009,971,029
Total distributable earnings (loss)	(74,423,516)
Total - representing net assets applicable to outstanding capital stock	$935,547,513
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
March 31, 2023
Class A
Net assets	$212,799,813
Shares outstanding	22,464,303
Net asset value per share	$9.47
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.57
Advisor Class
Net assets	$40,585,190
Shares outstanding	4,290,476
Net asset value per share	$9.46
Class C
Net assets	$10,269,789
Shares outstanding	1,086,685
Net asset value per share	$9.45
Institutional Class
Net assets	$187,176,347
Shares outstanding	19,785,879
Net asset value per share	$9.46
Institutional 2 Class
Net assets	$21,878,930
Shares outstanding	2,316,121
Net asset value per share	$9.45
Institutional 3 Class
Net assets	$461,623,161
Shares outstanding	48,825,045
Net asset value per share	$9.45
Class R
Net assets	$1,214,283
Shares outstanding	128,211
Net asset value per share	$9.47
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	25

Statement of Operations
Year Ended March 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$421,695
Interest	34,166,739
Interfund lending	1,289
Total income	34,589,723
Expenses:
Management services fees	4,483,284
Distribution and/or service fees
Class A	546,679
Class C	96,402
Class R	5,723
Transfer agent fees
Class A	298,796
Advisor Class	69,467
Class C	16,465
Institutional Class	260,979
Institutional 2 Class	11,102
Institutional 3 Class	35,052
Class R	1,564
Compensation of board members	14,319
Custodian fees	20,712
Printing and postage fees	57,272
Registration fees	123,323
Accounting services fees	44,290
Legal fees	27,763
Compensation of chief compliance officer	181
Other	26,974
Total expenses	6,140,347
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,280,122)
Fees waived by transfer agent
Institutional 2 Class	(1,322)
Institutional 3 Class	(35,052)
Expense reduction	(1,398)
Total net expenses	4,822,453
Net investment income	29,767,270
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(19,598,607)
Investments — affiliated issuers	2,679
Futures contracts	(4,001,658)
Net realized loss	(23,597,586)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,951,250)
Investments — affiliated issuers	572
Futures contracts	449,634
Net change in unrealized appreciation (depreciation)	(11,501,044)
Net realized and unrealized loss	(35,098,630)
Net decrease in net assets resulting from operations	$(5,331,360)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations
Net investment income	$29,767,270	$17,633,291
Net realized loss	(23,597,586)	(5,230,316)
Net change in unrealized appreciation (depreciation)	(11,501,044)	(39,021,111)
Net decrease in net assets resulting from operations	(5,331,360)	(26,618,136)
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,640,936)	(3,058,635)
Advisor Class	(1,392,720)	(536,374)
Class C	(237,899)	(103,583)
Institutional Class	(5,380,133)	(3,002,264)
Institutional 2 Class	(558,766)	(213,343)
Institutional 3 Class	(16,057,156)	(11,296,305)
Class R	(27,079)	(11,880)
Total distributions to shareholders	(29,294,689)	(18,222,384)
Increase (decrease) in net assets from capital stock activity	(260,425,518)	260,270,941
Total increase (decrease) in net assets	(295,051,567)	215,430,421
Net assets at beginning of year	1,230,599,080	1,015,168,659
Net assets at end of year	$935,547,513	$1,230,599,080
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	27

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,346,913	50,626,672	7,009,597	70,531,581
Fund reorganization	—	—	831,856	8,347,044
Distributions reinvested	547,091	5,167,767	277,921	2,790,974
Redemptions	(7,311,267)	(69,275,307)	(8,036,456)	(80,779,228)
Net increase (decrease)	(1,417,263)	(13,480,868)	82,918	890,371
Advisor Class
Subscriptions	966,576	9,108,579	793,803	7,830,705
Fund reorganization	—	—	14,249,815	142,792,034
Distributions reinvested	91,815	866,267	31,761	315,733
Redemptions	(3,856,273)	(36,685,755)	(8,720,941)	(86,630,637)
Net increase (decrease)	(2,797,882)	(26,710,909)	6,354,438	64,307,835
Class C
Subscriptions	594,842	5,635,677	497,668	4,981,622
Distributions reinvested	24,643	232,066	9,984	100,074
Redemptions	(893,344)	(8,449,569)	(831,055)	(8,339,484)
Net decrease	(273,859)	(2,581,826)	(323,403)	(3,257,788)
Institutional Class
Subscriptions	7,629,513	72,315,387	9,783,107	98,047,807
Distributions reinvested	484,176	4,567,393	247,662	2,484,197
Redemptions	(8,725,765)	(82,551,906)	(8,434,386)	(84,616,608)
Net increase (decrease)	(612,076)	(5,669,126)	1,596,383	15,915,396
Institutional 2 Class
Subscriptions	1,075,507	10,121,264	1,921,833	18,932,311
Distributions reinvested	59,227	558,742	21,348	213,343
Redemptions	(1,570,307)	(14,854,347)	(363,401)	(3,644,584)
Net increase (decrease)	(435,573)	(4,174,341)	1,579,780	15,501,070
Institutional 3 Class
Subscriptions	19,241,095	181,647,534	30,010,234	302,086,959
Distributions reinvested	614,422	5,797,426	474,388	4,753,762
Redemptions	(41,808,162)	(395,344,994)	(13,972,340)	(139,908,670)
Net increase (decrease)	(21,952,645)	(207,900,034)	16,512,282	166,932,051
Class R
Subscriptions	82,097	791,081	15,668	157,816
Distributions reinvested	2,649	25,002	1,056	10,605
Redemptions	(75,109)	(724,497)	(18,433)	(186,415)
Net increase (decrease)	9,637	91,586	(1,709)	(17,994)
Total net increase (decrease)	(27,479,661)	(260,425,518)	25,800,689	260,270,941
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2023

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Columbia Short Term Bond Fund | Annual Report 2023	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 3/31/2023	$9.75	0.25	(0.28)	(0.03)	(0.25)	(0.25)
Year Ended 3/31/2022	$10.11	0.12	(0.35)	(0.23)	(0.13)	(0.13)
Year Ended 3/31/2021	$9.37	0.18	0.73	0.91	(0.17)	(0.17)
Year Ended 3/31/2020	$9.98	0.26	(0.54)	(0.28)	(0.33)	(0.33)
Year Ended 3/31/2019	$9.88	0.20	0.05	0.25	(0.15)	(0.15)
Advisor Class
Year Ended 3/31/2023	$9.74	0.26	(0.27)	(0.01)	(0.27)	(0.27)
Year Ended 3/31/2022	$10.10	0.14	(0.35)	(0.21)	(0.15)	(0.15)
Year Ended 3/31/2021	$9.36	0.20	0.74	0.94	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.87	0.23	0.03	0.26	(0.17)	(0.17)
Class C
Year Ended 3/31/2023	$9.73	0.19	(0.28)	(0.09)	(0.19)	(0.19)
Year Ended 3/31/2022	$10.08	0.07	(0.35)	(0.28)	(0.07)	(0.07)
Year Ended 3/31/2021	$9.35	0.12	0.72	0.84	(0.11)	(0.11)
Year Ended 3/31/2020	$9.96	0.20	(0.54)	(0.34)	(0.27)	(0.27)
Year Ended 3/31/2019	$9.86	0.14	0.05	0.19	(0.09)	(0.09)
Institutional Class
Year Ended 3/31/2023	$9.74	0.27	(0.28)	(0.01)	(0.27)	(0.27)
Year Ended 3/31/2022	$10.09	0.15	(0.35)	(0.20)	(0.15)	(0.15)
Year Ended 3/31/2021	$9.36	0.20	0.73	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.86	0.24	0.03	0.27	(0.17)	(0.17)
Institutional 2 Class
Year Ended 3/31/2023	$9.73	0.27	(0.27)	0.00	(0.28)	(0.28)
Year Ended 3/31/2022	$10.08	0.16	(0.35)	(0.19)	(0.16)	(0.16)
Year Ended 3/31/2021	$9.35	0.21	0.72	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.95	0.29	(0.52)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.85	0.22	0.06	0.28	(0.18)	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2023	$9.47	(0.31%)	0.84%	0.72%(c)	2.61%	35%	$212,800
Year Ended 3/31/2022	$9.75	(2.33%)	0.84%	0.74%(c)	1.22%	96%	$232,895
Year Ended 3/31/2021	$10.11	9.77%	0.85%	0.77%(c)	1.77%	173%	$240,561
Year Ended 3/31/2020	$9.37	(2.94%)	0.85%	0.78%(c)	2.61%	169%	$216,266
Year Ended 3/31/2019	$9.98	2.55%	0.86%	0.80%(c)	2.02%	154%	$226,907
Advisor Class
Year Ended 3/31/2023	$9.46	(0.07%)	0.59%	0.47%(c)	2.79%	35%	$40,585
Year Ended 3/31/2022	$9.74	(2.09%)	0.59%	0.49%(c)	1.43%	96%	$69,029
Year Ended 3/31/2021	$10.10	10.06%	0.60%	0.52%(c)	2.03%	173%	$7,409
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$7,103
Year Ended 3/31/2019	$9.96	2.71%	0.61%	0.55%(c)	2.30%	154%	$7,344
Class C
Year Ended 3/31/2023	$9.45	(0.86%)	1.39%	1.27%(c)	2.02%	35%	$10,270
Year Ended 3/31/2022	$9.73	(2.77%)	1.46%	1.29%(c)	0.68%	96%	$13,238
Year Ended 3/31/2021	$10.08	9.06%	1.60%	1.34%(c),(d)	1.22%	173%	$16,981
Year Ended 3/31/2020	$9.35	(3.53%)	1.60%	1.38%(c),(d)	2.02%	169%	$21,157
Year Ended 3/31/2019	$9.96	1.94%	1.61%	1.40%(c),(d)	1.38%	154%	$27,118
Institutional Class
Year Ended 3/31/2023	$9.46	(0.07%)	0.59%	0.47%(c)	2.86%	35%	$187,176
Year Ended 3/31/2022	$9.74	(1.99%)	0.59%	0.49%(c)	1.47%	96%	$198,640
Year Ended 3/31/2021	$10.09	9.95%	0.60%	0.52%(c)	2.03%	173%	$189,774
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$167,429
Year Ended 3/31/2019	$9.96	2.81%	0.61%	0.55%(c)	2.40%	154%	$303,373
Institutional 2 Class
Year Ended 3/31/2023	$9.45	0.01%	0.51%	0.39%	2.88%	35%	$21,879
Year Ended 3/31/2022	$9.73	(1.92%)	0.52%	0.42%	1.57%	96%	$26,761
Year Ended 3/31/2021	$10.08	10.04%	0.52%	0.44%	2.08%	173%	$11,814
Year Ended 3/31/2020	$9.35	(2.52%)	0.51%	0.44%	2.94%	169%	$22,420
Year Ended 3/31/2019	$9.95	2.91%	0.51%	0.46%	2.27%	154%	$18,228
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2023	$9.73	0.28	(0.28)	0.00	(0.28)	(0.28)
Year Ended 3/31/2022	$10.09	0.16	(0.35)	(0.19)	(0.17)	(0.17)
Year Ended 3/31/2021	$9.36	0.21	0.73	0.94	(0.21)	(0.21)
Year Ended 3/31/2020	$9.96	0.30	(0.53)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.86	0.24	0.05	0.29	(0.19)	(0.19)
Class R
Year Ended 3/31/2023	$9.75	0.23	(0.29)	(0.06)	(0.22)	(0.22)
Year Ended 3/31/2022	$10.11	0.10	(0.36)	(0.26)	(0.10)	(0.10)
Year Ended 3/31/2021	$9.37	0.15	0.74	0.89	(0.15)	(0.15)
Year Ended 3/31/2020	$9.98	0.24	(0.54)	(0.30)	(0.31)	(0.31)
Year Ended 3/31/2019	$9.88	0.18	0.05	0.23	(0.13)	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	3/31/2021	3/31/2020	3/31/2019
Class C	0.06%	0.15%	0.15%
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2023	$9.45	0.06%	0.46%	0.34%	2.93%	35%	$461,623
Year Ended 3/31/2022	$9.73	(1.97%)	0.46%	0.37%	1.60%	96%	$688,879
Year Ended 3/31/2021	$10.09	10.09%	0.47%	0.39%	2.16%	173%	$547,413
Year Ended 3/31/2020	$9.36	(2.47%)	0.46%	0.39%	3.00%	169%	$514,116
Year Ended 3/31/2019	$9.96	2.96%	0.46%	0.41%	2.41%	154%	$717,896
Class R
Year Ended 3/31/2023	$9.47	(0.56%)	1.09%	0.97%(c)	2.39%	35%	$1,214
Year Ended 3/31/2022	$9.75	(2.57%)	1.09%	0.99%(c)	0.98%	96%	$1,156
Year Ended 3/31/2021	$10.11	9.50%	1.10%	1.02%(c)	1.54%	173%	$1,216
Year Ended 3/31/2020	$9.37	(3.18%)	1.10%	1.03%(c)	2.37%	169%	$1,966
Year Ended 3/31/2019	$9.98	2.30%	1.11%	1.05%(c)	1.78%	154%	$2,549
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2023	33

Notes to Financial Statements
March 31, 2023
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
34	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Short Term Bond Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
March 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
36	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,558,923*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,919,150*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,001,658)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	449,634
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	304,591,545
Futures contracts — short	119,274,014

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Short Term Bond Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
March 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
38	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Short Term Bond Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
March 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2023 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through July 31, 2024, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended March 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
40	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,398.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.55% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	1.00	0.50 - 1.00(a)	147,462
Class C	—	1.00(b)	2,827

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	August 1, 2022 through July 31, 2023	Prior to August 1, 2022
Class A	0.71%	0.74%
Advisor Class	0.46	0.49
Class C	1.26	1.29
Institutional Class	0.46	0.49
Institutional 2 Class	0.37	0.42
Institutional 3 Class	0.32	0.37
Class R	0.96	0.99
In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through July 31, 2024, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/
Columbia Short Term Bond Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
March 31, 2023
expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the annual rates of 0.74% for Class A, 0.49% for Advisor Class, 1.29% for Class C, 0.49% for Institutional Class, 0.42% for Institutional 2 Class, 0.37% for Institutional 3 Class and 0.99% for Class R as a percentage of the classes’ average daily net assets.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective December 11, 2021 through July 31, 2024, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
325,483	(325,483)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2023			Year Ended March 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
29,294,689	—	29,294,689	18,222,384	—	18,222,384
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,178,267	—	(28,510,028)	(46,628,414)
42	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
At March 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
983,195,863	304,439	(46,932,853)	(46,628,414)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at March 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended March 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(11,726,371)	(16,783,657)	(28,510,028)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $357,093,026 and $586,108,730, respectively, for the year ended March 31, 2023, of which $22,082,223 and $20,577,674, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Short Term Bond Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
March 31, 2023
The Fund’s activity in the Interfund Program during the year ended March 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,550,000	5.10	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at March 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Short-Term Income Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,181,731,474 and the combined net assets immediately after the reorganization were $1,332,870,552.
The reorganization was accomplished by a tax-free exchange of 16,092,349 shares of the Acquired Fund valued at $151,139,078 (including $(521,757) of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	831,856
Advisor Class	14,249,815
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
44	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
Assuming the reorganization had been completed on April 1, 2021, the Fund’s pro-forma results of operations for the year ended March 31, 2022 would have been approximately:
($)
Net investment income	19,499,000
Net realized loss	(3,585,000)
Net change in unrealized appreciation/(depreciation)	(43,503,000)
Net decrease in net assets from operations	(27,589,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
Columbia Short Term Bond Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
March 31, 2023
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2023, two unaffiliated shareholders of record owned 37.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, shareholders of the Fund redeemed $203,475,071, which represented approximately 21.8% of the Fund’s net assets as of March 31, 2023.
46	Columbia Short Term Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
March 31, 2023
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Short Term Bond Fund | Annual Report 2023	47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
48	Columbia Short Term Bond Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.88%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Short Term Bond Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
50	Columbia Short Term Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, SpartanNash Company (Chair of the Board) (food distributor), since May 2021; Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Short Term Bond Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	175	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
52	Columbia Short Term Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II).Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Short Term Bond Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
54	Columbia Short Term Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Short Term Bond Fund | Annual Report 2023	55

Columbia Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN222_03_N01_(05/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$40,300	$43,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2023 and March 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$12,500	$3,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2023 and March 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$541,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2023 and March 31, 2022 are approximately as follows:

2023	2022
$553,500	$538,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	May 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	May 23, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	May 23, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	May 23, 2023